SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                                 Form 8-K



             Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934





  Date of Report (Date of earliest event reported):    January 26, 1996
                                                    -----------------------


                         Micron Technology, Inc.
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           (Exact Name of Registrant as Specified in its Charter)






      Delaware                  1-10658                    75-1618004
  ------------------       ----------------           ---------------------
   (State or other           (Commission                (I.R.S. Employer
   jurisdiction of           File Number)               Identification No.)
    incorporation)



   8000 South Federal Way, P.O. Box 6, Boise, Idaho             83707-0006
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   (Address of Principal Executive Offices)                     (Zip Code)




  Registrant's telephone number, including area code        (208) 368-4000
                                                     ----------------------



                                  N/A
  -------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 5.   Other Events
          ------------

     See following press release, dated January 26, 1996, announcing certain changes in the directors and officers of the Company.

FOR IMMEDIATE RELEASE

Contact:  Kipp Bedard
          Micron Technology, Inc.
          (208) 368-4400
          Web site URL<http://www.micron.com>
          Fax-on-demand:  800-239-0337

		MICRON TECHNOLOGY, INC., ANNOUNCES
	    	  REAPPOINTMENT OF STEVE APPLETON

     Boise, Idaho, January 26, 1996 -- Micron Technology Inc., today announced the reappointment of Steve Appleton as Chairman, Chief Executive Officer, and President. Steve Appleton said, "The overwhelming support from the management team and the Board of Directors has caused me to reconsider my resignation. I am very proud to be part of a team so dedicated to the continuing success of Micron."

     Tyler Lowrey will resume his role as Vice Chairman and assume the role of Chief Operations Officer. Tyler Lowrey said, "Steve and I have always worked well as a team. We complement each other well, with my technical perspective and Steve's business and financial expertise. We are glad to have Steve back."

     Ed Heitzeberg resigned from the Company's Board of Directors effective immediately and will assume the role of Senior Vice President of Design, Product Engineering and Quality Assurance.

     Speaking on behalf of the Board of Directors, J.R. Simplot said,
"Steve Appleton has the unanimous support of the Board of Directors.   We
are confident that all of us together will provide the leadership needed to continue building the Company."

     Micron Technology, Inc., and its subsidiaries manufacture and market DRAMs, very fast SRAMs, other semiconductor components, board-level products, and personal computer systems. Micron's common stock is traded on the New York Stock Exchange (NYSE) under the symbol MU.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Micron Technology, Inc.
                                        ---------------------------------
                                                (Registrant)




February 2, 1996                        By /s/ Wilbur G. Stover, Jr.
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                                        Senior Vice President of Finance
                                        and Administration and Chief
                                        Financial Officer